SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 5, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)



       000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



1000 QWEST TOWER, 555 SEVENTEENTH STREET          DENVER, COLORADO         80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-291-1400
                                                            ------------

                                 NOT APPLICABLE
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

         On June 5, 1998, the Registrant announced the consummation of the merger pursuant to the Agreement and Plan of Merger dated as of March 8, 1998, as amended (the "Merger Agreement"), among LCI International, Inc. ("LCI"), the Registrant and a wholly-owned subsidiary of the Registrant, providing for the merger of such subsidiary with and into LCI. As of June 5, 1998, the effective date of the merger, each outstanding share of common stock, par value $.01 per share, of LCI ("LCI Common Stock") was converted into the right to receive
1.1661 shares of the Registrant's common stock and cash in lieu of fractional shares, in accordance with the terms of the Merger Agreement.

         The press release dated June 5, 1998 of the Registrant and LCI announcing the consummation of the merger is filed with the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K.

         The Registrant cautions that the press release contains forward-looking statements that may include, among others, statements concerning the Registrant's plans to complete an approximately 18,449 route mile coast-to-coast, technologically advanced, fiber optic telecommunications network (the "Qwest Network"), expectations as to funding its capital requirements, anticipated expansion of carrier and commercial services and other statements of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. The Registrant cautions that these forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that could prevent the Registrant from achieving its stated goals include, but are not limited to: (i) failure by the Registrant to manage effectively, cost efficiently and on a timely basis the construction of the Qwest Network route segments; (ii) failure by the Registrant to enter into additional customer contracts to sell dark fiber or provide high-volume capacity and otherwise expand its telecommunications customer base;
(iii) failure by the Registrant to obtain and maintain all necessary rights-of-way; (iv) intense competition in the Registrant's carrier services and commercial services markets; (v) the potential for rapid and significant changes in technology and their effect on the Registrant's operations; (vi) operating and financial risks related to managing rapid growth and integrating acquired businesses; (vii) adverse changes in the regulatory environment; and (viii) risks of being highly leveraged and sustaining operating cash deficits.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS




             Exhibit 99.1     Press   release   of  the   Registrant   and   LCI
                              International, Inc. dated June 5, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ------------------


                                     QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  June 12, 1998                 By: /s/ ROBERT S. WOODRUFF
                                         ---------------------------------------
                                             Robert S. Woodruff
                                             Executive Vice President - Finance,
                                             Chief Financial Officer and
                                             Treasurer

                                  EXHIBIT INDEX



             Exhibit 99.1     Press   release   of  the   Registrant   and   LCI
                              International, Inc. dated June 5, 1998.


                                       A-1